Filed pursuant to Rule 497(e)
File Nos. 333-17391; 811-07959

Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX
Poplar Forest Cornerstone Fund

Investor Class	IPFCX

(Each a “Fund,” together, the “Funds”)

Each a series of Advisors Series Trust (the “Trust”)

Supplement dated February 11, 2025 to the Prospectus and
Statement of Additional Information (“SAI”) dated January 28, 2025

At a meeting of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) held on February 10, 2025, the Board approved, and recommended approval by a vote of each Fund’s shareholders, an investment advisory agreement between Tocqueville Asset Management, L.P (“TAM”) and the Trust, on behalf of each Fund (the “New Investment Advisory Agreement”).

Poplar Forest Capital LLC (“Poplar Forest”), the current investment adviser to the Funds, and TAM have entered into an agreement, whereby, upon obtaining relevant client approvals, TAM would (1) hire certain employees of Poplar Forest and (2) transition all investment and support functions to TAM (the “Transition”). In connection with the Transition, there will be a revenue sharing agreement between TAM and Mr. J. Dale Harvey, current Chief Executive Officer and Chief Investment Officer of Poplar Forest and a portfolio manager of each Fund. The Transition is expected to take effect in the second quarter of 2025. Simultaneously with the effectiveness of the Transition, Poplar Forest intends to terminate the investment advisory agreements with the Trust, on behalf of the Funds (“Prior Investment Advisory Agreements”).

To provide for continuity in the operation of the Funds and upon the recommendation of Poplar Forest, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the Investment Company Act of 1940, as amended, at a meeting held on February 10, 2025, determined that it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement, subject to shareholder approval. Accordingly, shareholders of each Fund must approve the New Investment Advisory Agreement in order to replace the Prior Investment Advisory Agreements, which will allow TAM to serve as each Fund’s investment adviser. Mr. J. Dale Harvey, who has been a portfolio manager of each Fund since each Fund’s inception, and Derek Derman, who has been a portfolio manager of the Poplar Forest Partners Fund since March 2022 and of the Poplar Forest Cornerstone Fund since its inception, will become an employee of TAM and will continue to be the portfolio managers responsible for day-to-day investment management of each Fund.

The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreements, except for the investment adviser, dates of execution, and effectiveness. The New Investment Advisory Agreement will have the same investment management fee schedule for each Fund as under the Prior Investment Advisory Agreements. Additionally, the expense limitation that is currently in place for each Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement. None of the Funds’ investment policies, strategies, or risks will change as a result of the Transition.

A special meeting of the Funds’ shareholders is scheduled to be held in April 2025. In the coming weeks, each Fund’s shareholders of record will receive a proxy statement soliciting their vote with respect to the proposed New Investment Advisory Agreement. If the Funds’ shareholders approve the New Investment Advisory Agreement, TAM will assume the responsibilities of serving as the Funds’ investment adviser and will replace Poplar Forest as investment adviser to the Funds. A more complete description of the Proposal, as well as information regarding the factors the Board considered in approving the Proposal, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Funds may avoid any future solicitations. Your vote is important to the Funds.

Please retain this supplement with your Prospectus and SAI.

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